Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Elite Pharmaceuticals, Inc. (the “Registrant”) on Form 10-Q for the quarter ended September 30, 2012 filed with the Securities and Exchange Commission (the “Report”), I, Jerry Treppel, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 14, 2012	/s/ Jerry Treppel
Jerry Treppel
Chief Executive Officer
of Elite Pharmaceuticals, Inc.
(Principal Executive Officer)

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to Elite Pharmaceuticals, Inc. and will be retained by Elite Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.